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                           T           H            E
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                                      R.O.C
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                                   TAIWAN FUND
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                                Quarterly Report

                                 March 31, 2003


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Dear Stockholders

The Fund's net asset value per share (NAV) declined 7.8% in the first quarter compared to the 2.9% fall in the Taiwan Stock Exchange Index (TAIEX). The New Taiwan dollar was unchanged against the U.S. dollar during the period.
Taiwan's market got off to a strong start in the new year but soon succumbed to negative factors of war and pestilence that affected most of the region. The almost 13% January rise in the TAIEX was initially fueled by investor optimism over possible improvement in cross-straits relations and the U.S. stock rally early in the month.

Improving fundamentals then helped lift equities after U.S. markets waned. Taiwan's producers of industrial materials such as petrochemicals and cement hiked prices while its biggest steel maker forecast strong earnings growth for the year. Technology issues received a boost from the government's preliminary approval for the first investment in China by a Taiwan semiconductor company. A wave of liquidity also hit the market as some interest rates fell to record lows at the same time that companies issued bonuses before the start of the Chinese New Year holidays in late January.

The market reversed course, however, following the holidays. In February it gave back all the gains racked up in the first month of the year as the likelihood of armed conflict in Iraq weighed on investors. Some of Taiwan's largest technology companies also reported disappointing results for the last three months of 2002.

The TAIEX reached the low for the quarter in early March after war jitters had pushed crude oil prices to a 12-year high. The outbreak of hostilities in the middle of the

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month provided only short-term relief for worried Taiwan investors. Their attention for the rest of the period was drawn to the spread of severe acute respiratory syndrome (SARS) and its possible effects on the economy. By the end of March, the government in Taiwan had banned civil servants from travel to China and Hong Kong. One listed company had to shut its head office for a few days after several employees were diagnosed with the illness. Taiwan's economy performed reasonably well under the difficult conditions. This was largely a result of strong foreign demand, which had also lifted the economy out of recession to growth of 3.5% in 2002. Merchandise exports--equivalent to about 40% of gross national product--increased 11.4% in the first quarter from the corresponding quarter in 2002. Driving this growth was a 27% jump in shipments to China (including Hong Kong), which absorbed a third of total exports during the period. Private consumption, however, was weak as unemployment remained near record-high levels and the stock market declined. And, after advancing more than 16% in the second half of last year, private investment was estimated to increase at a low single-digit rate. Still, we project that Taiwan's economy grew 3.6% in the first quarter compared to the year earlier period.

Our forecast calls for full-year growth of 3.3%. The major impact of SARS has so far been on Taiwan's relatively small tourism industry. To a lesser extent, it has affected general consumer spending. But to date, the disease has had no noticeable effect on industrial production or the level of new orders received by manufacturers. The government has also set up an emergency $1.4 billion fund to aid in treating SARS patients and help offset SARS-related losses to industries such as tourism.

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The Fund's investments in Taiwanese companies with growing China business held up well during most of the first quarter. But this concentration in stocks particularly exposed to China had a correspondingly greater vulnerability to the effect of SARS on the market. As a result, the Fund underperformed the TAIEX during the period.

We have adopted, after a thorough study and analysis of various reports and data on SARS, a mid-level prediction that by the end of June the disease will be contained and commercial activity will begin to return to normal. If this prediction proves to be accurate, we believe that delayed demand will then help economic activity pick up in the second half of the year. China still ought to grow 7.5% this year, which should make our forecast for Taiwan achievable.

The strengthening economy should also lend solid fundamental support to Taiwan's stock market, which has become oversold because of the lack of confidence following the SARS outbreak. Our strategy is to remain fully invested in a broadly diversified portfolio. We will also continue to focus about half of the Fund's investments on those Taiwanese companies whose business is becoming increasingly integrated with the economy of China.

We are grateful for your support and look forward to discussing our market outlook and portfolio strategy with you in future reports.


                                                Respectfully submitted,

                                                /s/ Michael Ding
                                                ----------------
                                                    Michael Ding
                                                    President


May 5, 2003

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PORTFOLIO HIGHLIGHTS
Three Months Ended March 31, 2003

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KEY STATISTICS
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Change in N.A.V. ($4.37 to $4.03)                                      -$0.34
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Total Net Assets                                               $131.7 Million
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SECURITY CLASSIFICATION
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                                                                        Value
Percent of Net Assets                                                   (000)
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Common Stocks                                   98.63%               $129,901
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Short-term Investments                           0.72                     949
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Total Investments                               99.35                 130,850
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Other Assets LessLiabilities                     0.65                     851
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Net Assets                                     100.00%               $131,701
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TEN LARGEST HOLDINGS
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                                                                   Percent of
Company                                                            Net Assets
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Taiwan Green Point Enterprises Co., Ltd.                                 5.86%
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Chunghwa Telecom Co., Ltd.                                               4.72
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Pihsiang Machinery Manufacturing Co., Ltd.                               4.40
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Synnex Technology International Corp.                                    4.28
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Lite-on Technology Corp.                                                 3.94
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Taiwan Semiconductor Manufacturing Co., Ltd.                             3.70
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Sonix Technology Co., Ltd.                                               3.69
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United Microelectronics Corp.                                            3.68
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Zyxel Communications Corp.                                               3.66
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Taiwan Paiho Ltd.                                                        3.54
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INDUSTRY DIVERSIFICATION
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                                                                   Percent of
                                                                   Net Assets
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Electronics                                                             16.48%
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Semiconductors                                                          14.28
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Plastics                                                                 9.13
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Banking                                                                  8.09
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Computers & Office Equipment                                             6.69
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Retailing                                                                5.99
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Communications Equipment                                                 5.16
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Telephone Services                                                       4.72
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Chemical                                                                 4.40
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Other Financials                                                         3.08
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THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: 886-2-2713-7702
Fax: 886-2-2717-3077

OFFICERS AND TRUSTEES:
Chi-Chu Chen, Chairman and Trustee
Michael Ding, President and Trustee
Edward B. Collins, Trustee and Audit Committee Member
Alex Hammond-Chambers, Trustee and Audit Committee Member
Pedro-Pablo Kuczynski, Trustee and Audit Committee Member
David N. Laux, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Cheng-Cheng Tung, Trustee
Peggy Chen, Chief Financial Officer, Treasurer and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
Equiserve Trust Company, NA
P.O. Box 43011
Providence, RI 02940-3011
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Financial Intelligence
62 West 45th Street, 4th Floor
New York, NY 10036
U.S.A.
Telephone: (212) 840-0008

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.